UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 25, 2017

Aircastle Limited

(Exact name of registrant as specified in its charter)

Bermuda	001-32959	98-0444035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Aircastle Advisor LLC, 300 First Stamford Place, Stamford, Connecticut	06902
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 504-1020

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This current report on Form 8-K/A (this “Amendment”) amends the current report on Form 8-K dated May 23, 2017 filed by Aircastle Limited (the “Company”) with the U.S. Securities and Exchange Commission (the “Original Form 8-K”). The Original Form 8-K reported the final voting results of the Company’s 2017 Annual Meeting of Shareholders held on May 19, 2017. The purpose of this Amendment is to (i) add Item 5.02(e) disclosure regarding shareholder approval of the Aircastle Limited Amended and Restated 2014 Omnibus Incentive Plan (the “A&R 2014 Plan”) and (ii) revise paragraph 5 under Item 5.07 of the Original Form 8-K to disclose the Company’s decision regarding how frequently it will conduct future shareholder advisory votes to approve the compensation of the Company’s named executive officers. No other changes are hereby made to the Original Form 8-K.

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

(e) Compensatory Arrangements

On May 19, 2017, shareholders of the Company approved the adoption of A&R 2014 Plan. The A&R 2014 Plan was previously approved by the Company’s Compensation Committee and Board of Directors. The A&R 2014 Plan is an important tool for attracting, retaining and motivating participants through the grant of equity-based compensation that promotes long-term shareholder value and the alignment of pay and performance.

A summary of the A&R 2014 Plan was included in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 5, 2017 (the “Definitive Proxy Statement”) under the section entitled “Material Features of the Amended and Restated 2014 Plan” beginning on page 42. The summary of the A&R 2014 Plan in the Definitive Proxy Statement is qualified in its entirety by reference to the full text of the A&R 2014 Plan, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

5. An advisory vote on the frequency of the advisory vote on executive compensation.

One Year	31,945,340
Two Years	86,678
Three Years	26,624,196
Abstain	66,988
Broker Non-Votes	15,026,293

Shareholders of the Company voted, on an advisory basis, to hold future advisory votes on executive compensation annually. In line with this recommendation by our shareholders, the Board of Directors has decided that, unless otherwise changed by action of the Board of Directors, the Company will hold an advisory vote on executive compensation annually until the next advisory vote on the frequency of the shareholder votes on executive compensation, which will occur no later than our Annual General Meeting in 2023.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit 10.1 Aircastle Limited Amended and Restated 2014 Omnibus Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRCASTLE LIMITED (Registrant)

/s/ Christopher Beers
Christopher Beers
General Counsel

Date: May 25, 2017

EXHIBIT INDEX

Exhibit Number	Description

10.1	Aircastle Limited Amended and Restated 2014 Omnibus Incentive Plan